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                                                                   Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-74217) of our report dated January 14, 1999, with respect to the consolidated financial statements of Community Trust Bancorp, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1998.


                                               /s/ Ernst & Young LLP

Columbus, Ohio
March 22, 1999